------------------------------------------------------------------------------
                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by
          Rule14a-6(e)(2))
[ ]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[X]       Soliciting Material Pursuant to Rule 14a-12

                             THE ROUSE COMPANY
------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]       No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------

          (5)  Total fee paid:

               ---------------------------------------------------------------

[ ]       Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

               ---------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------

          (3)  Filing Party:

               ---------------------------------------------------------------

          (4)  Date Filed:

               ---------------------------------------------------------------

------------------------------------------------------------------------------

The following is a set of Frequently Asked Questions that was first posted on Rouse's intranet on October 5, 2004.

OCTOBER 5, 2004

FREQUENTLY ASKED QUESTIONS BY EMPLOYEES OF THE ROUSE COMPANY
REGARDING MERGER WITH
GENERAL GROWTH PROPERTIES INC.

I HAVE NOT MET WITH JEAN SCHLEMMER, WHO IS HEADING UP THE GGP TRANSITION TEAM. DOES THIS MEAN I AM NOT BEING CONSIDERED FOR A POSITION AT GGP?
Jean Schlemmer will not be able to meet with every Rouse employee. One of General Growth's strengths is team work, and GGP is working as a transition team to meet with as many TRC employees as possible. Meeting with anyone on the transition team - not just Jean Schlemmer -- should be considered as meeting with General Growth. TRC employees should realize that the GGP transition team will not be able to meet with every employee of TRC prior to the close; but because all employees are retained in their current position until otherwise notified (as stated in the FAQs posted 9-24) GGP hopes to meet with everyone after the closing as they work to merge the two companies into one organization.

DOES GGP HAVE AN EMPLOYEE PENSION PROGRAM?
GGP does not have a Defined Benefit Pension Program. GGP does offer a 401(k) Retirement Plan.

WHAT WILL HAPPEN TO THE AMOUNT OF VACATION TIME AN EMPLOYEE IS CURRENTLY ELIGIBLE FOR?
Any employee of the combined company will receive vacation credit hours based on their years of service with Rouse, on January 1st, per General Growth's vacation policy.

WHAT ARE THE SPECIFIC DETAILS OF THE GGP EDUCATION REIMBURSEMENT PROGRAM? Tuition reimbursement provides up to $7,000 annually toward the cost of tuition and books. The amount of reimbursement varies based upon the grade received:

A=100%
B=75%
C=50%
Pass/Fail course with a Pass=50%

Courses, at accredited institutions, must be approved in advance by the supervisor and Human Capital (GGP's human resources department). Prior to receiving payment, the employee must sign a Tuition Reimbursement Repayment Form which provides for repayment to the Company of any funds for tuition during the previous 18 months, if the employee leaves the Company or is terminated for cause.

I AM CURRENTLY AN EMPLOYEE AS WELL AS A NIGHT-TIME STUDENT, SO HOW WILL THE EDUCATION REIMBURSEMENT PROGRAM WORK FOR MY SITUATION.
Any employee who is currently attending courses, as approved by Rouse, and is separated due to a "reduction in force" or terminated without cause will be reimbursed eligible expenses when the course is completed and grades submitted. If employed by the combined company, the GGP tuition policy will be applicable. Please see response to prior question.

WHEN WILL INFORMATION ON RULES AND REGULATIONS ON THE USE OF OUR HEALTHCARE SPENDING ACCOUNT, AFTER THE CLOSE, BECOME AVAILABLE?
You will be able to submit claims for your TRC Healthcare Spending Account through 3/31/05. Any claims submitted for you after 1/1/05 must be for healthcare services received in 2004.

WILL TRC CORPORATE EMPLOYEES GET PREFERENCE INTERVIEWS WITH GGP FOR MALL POSITIONS THAT MIGHT BECOME AVAILABLE?
After closing, all employees of the combined company will be able to access an on-line Talent Board which lists all open positions for employees to view first, before the information is available to others outside the company. Any employees of the combined company will be able to access the Talent Board and apply for open positions if they meet the position requirements.

WHAT IS THE ANTICIPATED CLOSING DATE OF THE MERGER?
We still anticipate that the closing will occur sometime in the fourth quarter.

                   CAUTIONARY FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements, which reflect the Company's current view with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical or anticipated results. The words "will," "plan," "believe," "expect," "anticipate," "should," "target," "intend," and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Rouse Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, including real estate investment risks, development risks and changes in the economic climate, see Exhibit 99.1 of The Rouse Company's Form 10-Q for the quarter ended June 30, 2004.

                           ADDITIONAL INFORMATION

On September 7, 2004, Rouse filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission in connection with the proposed merger. Prior to the special meeting, Rouse will furnish a definitive proxy statement to its stockholders, together with a proxy card. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors and security holders may also obtain a free copy of the proxy statement and other documents filed by the Company with the SEC at the SEC's website at http://www.sec.gov. Copies of the Company's proxy statement and other SEC filings are also available on the Company website at http://www.therousecompany.com under "Investor Relations." Copies of the proxy statement and the Company's other filings with the SEC may also be obtained from the Company free of charge by directing a request to The Rouse Company, 10275 Little Patuxent Parkway, Columbia, Maryland 21044,
Attention: Investor Relations. Investors should read the definitive proxy statement carefully before making any voting decisions.

Information regarding Rouse's directors and executive officers who were in office at the time of the 2004 annual meeting of stockholders is available as to those directors and executive officers in the Company's proxy statement for that meeting which was filed with the SEC on April 2, 2004. In addition to those directors and executive officers, a director appointed since the 2004 annual meeting, other members of Rouse management and the Company's employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Additional information regarding the interests of such potential participants is included in the proxy statement and the other relevant documents filed with the SEC.